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Semi-Annual Report
June 30, 1999 (unaudited)

Firsthand           1999
                     Q2

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                                     [LOGO]

"We see those of experience succeeding more than those who have theory without experience. The reason for this is that experience is knowledge of particulars... and actions, and the effects produced, are all concerned with the particular."

                                                                       Aristotle

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ELECTRONIC REPORTS?

As the only science & technology mutual fund family in Silicon Valley, Firsthand Funds strives to cater to the technological tastes of our investors. To that end, our shareholders have the option of receiving shareholder reports, like this one, electronically instead of on paper. It's convenient, saves costs and natural resources, and you don't have to wait the seven to ten business days it takes for the post office to deliver your report. All you need is an e-mail account and access to the World Wide Web.

TO RECEIVE FIRSTHAND FUNDS REPORTS ELECTRONICALLY:

1. Locate the 13-character Enrollment Number on the address slip in this report's envelope.

2.   Log on to www.investordelivery.com.

3. Enter your assigned Enrollment Number plus the four digit personal identification number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be necessary if you decide to change your delivery preference. (If you hold Firsthand Funds shares in more than one brokerage account, you may receive additional copies of this report with a separate enrollment number for each account. In that case, please provide the information that applies to each enrollment number.)

You will then receive periodic e-mail notifications directing you to our web site for all future shareholder mailings, including shareholder reports and proxy votes. You can return to www.investordelivery.com at any time if you decide to change your delivery preference.

We are proud to have been the first mutual fund family to offer the option of electronic reporting to both our direct and brokerage clients. All of us at Firsthand Funds appreciate your desire for flexibility, and we hope you will enjoy using this service.

BROKERAGE CLIENTS: Once you select electronic delivery, reports or proxy communications from any other companies or funds whose shares are held in the same brokerage account will also be sent electronically, if such companies or funds offer electronic delivery. If they do not offer electronic delivery, you will continue to receive their communications in the mail.

                                                          Semi-Annual Report | 1
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PERFORMANCE SUMMARY

Period Returns (total returns as of 6/30/99)

                    Q2'99          YTD'99         1-Year         5-Year
--------------------------------------------------------------------------------
TVF                 47.21%         66.84%         88.47%         50.62%*
TLF                 20.80%         47.00%        104.11%            n/a
TIF                 37.11%         75.14%        154.22%            n/a
MSF                 11.94%         24.26%         40.56%            n/a
DJIA                12.54%         20.45%         24.66%         27.41%*
S&P 500              7.04%         12.38%         22.76%         27.87%*
NASDAQ               9.22%         22.70%         42.28%         31.14%*
  Composite

*Average annual total return

Returns Since Inception (average annual total returns as of 6/30/99)

                     TVF            TLF            TIF            MSF
--------------------------------------------------------------------------------
Inception Date     5/20/94*      12/10/97         5/20/98      12/10/97
Avg. Annual         46.80%         86.48%         152.10%        12.45%
  Total Return

VERSUS:
DJIA                25.93%         24.11%         20.84%         24.11%
S&P 500             26.58%         26.32%         22.72%         26.32%
NASDAQ              29.58%         38.81%         40.49%         38.81%
  Composite

* TVF inception date is 5/20/94; TVF effectiveness date is 12/15/94. TVF average annual total return since effectiveness: 48.40%

Returns assume reinvestment of dividends and distributions. Past performance is not a guarantee of future results. Investment returns will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Each Fund concentrates its investments in the technology industry. The Funds are subject to greater risk because of their concentration of investments in a single industry and within certain segments of the industry. In addition, each Fund may, from time to time, invest a substantial portion of its assets in the securities of small-capitalization companies. The securities of smaller companies often involve higher risks and may be subject to wider price fluctuations than securities of larger companies. There are certain risks associated with investments in the technology and medical industries, such as the risk that the products and services of companies in those industries are subject to rapid obsolescence caused by scientific developments and technological advances. Please read the prospectus carefully before investing. To obtain a prospectus, call us at 888.884.2675.

Firsthand
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                                                                              Q2

                                 Second Quarter
                                    Summary

                                                          Semi-Annual Report | 3

SECOND
  QUARTER SUMMARY

Each of our four Funds turned in solid performance for the second quarter of 1999. The table on page 2 highlights the Q2 and year-to-date (YTD) performance for each Fund and shows that each of them beat the major market indices on a YTD basis. Our investments in the Electronics and Medical technology sectors continued to bear fruit in the second quarter, despite a very up-and-down market for technology stocks in general. We believe that our focus on strong business fundamentals has been a key driver of our Funds' performance.

ELECTRONICS
  SECTOR

Q2 `99 may well be remembered as the quarter in which rationality began to creep into stock prices in the Internet sector. Inflationary fears, driven by higher than anticipated Consumer Price Index growth in April, pushed stock prices down as the market awaited interest rate action by the Fed. The uncertainty in the market seemed to hit the volatile Internet sector the hardest. Sectors that are perceived as the "riskiest" are often the hardest hit during times of market uncertainty. After peaking in late April, prices for many "dot com" stocks eroded throughout much of the remainder of the quarter. Even Internet leaders such as AOL, Amazon.com, and Yahoo! experienced price declines of more than 40% during the quarter. Our strategy of investing in Internet infrastructure companies has served us well through this sector correction, as they continued to surge while "dot coms" dipped.

During the quarter, we witnessed a clear rebound among small-cap stocks as fears of global economic instability seem to have receded.

Firsthand

Investors began to forgo the stability of large-cap stocks in favor of the higher growth potential of small-cap names. This was good news for our Funds with small-cap exposure (Technology Value, Technology Innovators, and Medical Specialists) as valuations began to more closely reflect our perception of the tremendous opportunities available to these companies.

Business fundamentals for technology companies remain strong. Q1'99 earnings results announced in Q2 showed strong performance across most sectors of the industry. They were led, once again, by companies supplying infrastructure components for the Internet. During the quarter, one of Firsthand Funds' largest holdings, FORE Systems (ticker: FORE) was acquired by Britain's GEC, as GEC attempts to diversify its existing telecommunications equipment business into the data networking sector. We remain bullish on the Networking sector and have made additional investments to replace our position in FORE. This is probably not the last acquisition we will see of a networking equipment company by a telecommunications provider.

The Semiconductor sector performed quite well during the quarter as worldwide demand seems to have finally caught up to capacity, at least in the short term. Improving fundamentals in the semiconductor memory business has helped boost valuations throughout the industry. Our holdings in this sector performed particularly well, and we continue to invest in what we believe are the fastest growing segments of the specialty semi-conductor market. We continue to believe that investing in chip companies that help to satisfy the ever-increasing demand for Internet bandwidth is a less risky way to benefit from the amazing growth of the Internet.

                                                          Semi-Annual Report | 5
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The market treated software manufacturers more kindly in the second quarter than in Q1, as we saw a rebound in the shares of many  Enterprise  Resource  Planning
(ERP) software companies. The market for software tools, particularly those for Internet application development, has also become very attractive. We believe that valuations in the Software sector remain depressed by Y2K worries, and we have been establishing new positions in small software companies to take advantage of what we believe are ill-placed fears.

MEDICAL
  SECTOR

HEALTHCARE STILL LAGGING

The Russell 3000 Healthcare Index, the broadest measure of healthcare stocks, continued to lag the broad market indices by a significant margin in Q2.

                              NASDAQ         S&P       Russell
                              Composite      500       3000***
--------------------------------------------------------------------------------
Q2`99                         9.22%          7.04%     -4.05%

Small-cap medical stocks beat the large-caps for the first time in seven quarters. Prior to the second quarter, small-caps, as measured by the Russell 2000, were selling at lower valuations than at anytime during the past 20 years. We believe that small-cap stocks still have a long way to go to overcome their underperformance over the previous seven quarters.

                              Russell        Russell        Russell
                              1000*          2000**         3000***
--------------------------------------------------------------------------------
Q2`99                         -4.71%         8.88%          -4.05%
YTD`99                        -2.86%         -3.14%         -2.94%

* The Russell 1000 Healthcare Index is comprised of the 69 healthcare stocks in the Russell 1000 (large-cap) Index
** The Russell 2000 Healthcare Index is comprised of the 186 healthcare stocks in the Russell 2000 (small-cap) Index
*** The Russell 3000 Healthcare Index is comprised of the 255 healthcare stocks in the Russell 3000 (large-cap & small-cap) Index

Firsthand
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SWIMMING AGAINST THE CURRENT

It is tough to deliver good performance when your sector is out of favor. However, we are pleased to report that our Healthcare investments for the Technology Value Fund (TVF) and the Medical Specialists Fund (MSF) both significantly outperformed the Healthcare market indices this quarter and year-to-date.

                                             Q2`99          YTD`99
--------------------------------------------------------------------------------
TVF-Medical                                  28.34%         34.25%
MSF                                          11.94%         24.26%
Morningstar-Healthcare                        0.86%         -0.75%

Year-to-date, as of June 30, 1999, MSF was the top performing Healthcare fund (#1 out of 52 Healthcare sector funds), according to Morningstar. This quarter's results show that a focus on strong company fundamentals can deliver good investment returns even when market sentiment is negative.

Both the ongoing strength of the U.S. economy and the apparent turn-around in worldwide economic conditions give us reason to be optimistic about continued stability in financial markets. We see more evidence every day that technology has become one of the most significant drivers of economic growth, and we believe that our portfolio companies are well-positioned to capitalize on the booming worldwide demand for technology products and services.

                                                          Semi-Annual Report | 7
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                                    [PHOTO]

Firsthand
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                             Technology Value Fund

                            Technology Leaders Fund

                           Technology Innovators Fund

                            Medical Specialists Fund

                                                          Semi-Annual Report | 9
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TECHNOLOGY VALUE FUND
PERFORMANCE & PORTFOLIO DISCUSSION
--------------------------------------------------------------------------------

The Technology Value Fund (TVF, ticker symbol TVFQX) recorded one of its best single-quarter performance marks in its 5-year history in Q2`99, with a return of 47.21%. This performance clearly outpaced the broad market indices as well as the Lipper Science & Technology Fund Index, which gained 14.24% in the quarter. The Fund's Technology and Healthcare investments each outperformed their
respective   peers  in  Q2,   returning  54.27%  and  28.34%  for  the  quarter,
respectively.

TVF returned an outstanding 66.84% for the first half of 1999, one of its best 6-month periods ever. The Fund also closed the quarter as the #1-ranked mutual fund in the country, out of the 4,669 U.S. mutual funds tracked by Morningstar, based on 5-year total returns.

The Fund's investments in the Semiconductor sector performed the best in Q2, posting a return of 77.00% for the quarter. Other top-performing sectors included Peripherals (54.79%) and Networking (47.82%). The accompanying pie chart shows the breakdown of the Fund's holdings by industry sector as of June 30.

During the quarter, the Fund established several new positions in companies in the Communications Equipment and Telecom-munications sectors. These sectors now represent 10.5% and 5.1% of net assets, respectively. TVF's largest holdings in the Communications Equipment sector include Oak Industries (OAK) and ADC Telecommunications (ADCT). AT&T (T) is the single Telecommunications sector holding of the Fund.

RELATIVE PERFORMANCE:
   TVF VS. MARKET INDICES

Hypothetical $10,000 Investment at Inception

[GRAPHIC OMITTED]

                    Jun '99
                    -------
TVF                 $71,246
S&P500
NASDAQ
DJIA

(inception May 20,`94)

Past performance is not a guarantee of future results.

Firsthand

--------------------------------------------------------------------------------

TVF HOLDINGS BY SECTOR*

Net Cash             6.6%
Semiconductors      35.8%
Comm Equip          10.5%
EDA                  1.8%
Networking           9.5%
Peripherals          1.7%
Semi Equip           2.9%
Telecom              5.1%
Software             2.8%
Services             1.7%
Healthcare          21.6%

* Based on percentage of net assets as of June 30, 1999 (cash net of payables and receivables)

The largest sector weighting of the Fund continues to be the Semiconductor sector, representing 35.8% of net assets, down from 46.3% of net assets in Q1. During the quarter, the Fund added new positions in Vitesse Semiconductor
(VTSS), Zoran (ZRAN), and GlobeSpan (GSPN), a manufacturer of semi-conductor devices used in Digital Subscriber Line (DSL) communications equipment. DSL is a relatively new "broadband" net-working technology that promises to enable high-speed Internet access in the home and office environments.

The Semiconductor Equipment sector has remained a relatively constant portion of the portfolio, falling slightly to 2.9% of net assets in Q2, from 3.6% in Q1. The weighting for the Peripherals sector was also relatively unchanged, at 1.7% of net assets. The companies comprising these sectors did not change during the quarter.

The Networking sector grew from 2.6% of net assets in Q1 to 9.5% of net assets in Q2. During the quarter, one of the Fund's most significant holdings, FORE Systems (FORE) was acquired by Britain's GEC at a 43% premium over the then-current market value. After tendering its shares for cash, TVF purchased shares of two additional networking equipment companies, Cabletron Systems (CS) and Newbridge Networks (NN). These companies are two of the last independent networking equipment companies, and we believe that each may also be ripe for a takeover.

The Fund's weighting in the Electronic Design Automation (EDA) sector shrank to

                                                         Semi-Annual Report | 11

1.8% in Q2 as this segment experienced a major price correction in the market. The Software sector also shrank slightly during the quarter, from 3.2% to 2.8% of net assets, although the Fund established a new position in Concord Communications (CCRD), a leading provider of network reporting software.

The portion of net assets represented by the Services sector increased from 0.8% to 1.7% in Q2 as the Fund increased its stake in Globix (GBIX). GBIX provides Internet hosting services to corporations, using highly secure, state-of-the-art service centers equipped with high-speed Internet servers and routers.

TVF's weighting in Healthcare stocks (Biotech, Cardiac Medical Devices, Health Services, and Medical sectors) declined to 21.6% of net assets, from 33.3% at the end of Q1. The Fund established new positions in Biogen (BGEN), MedImmune
(MEDI), and Merck (MRK) and sold off its position in HCIA (HCIA). The Fund's net cash position increased from 2.8% of net assets in Q1 to 6.6% in Q2.

TECHNOLOGY LEADERS FUND
PERFORMANCE & PORTFOLIO DISCUSSION
--------------------------------------------------------------------------------

The Technology Leaders Fund (TLF, ticker symbol TLFQX) appreciated 20.80% in the second quarter, outperforming the broad market indices as well as the Lipper Science & Technology Fund Index. Although small-cap tech stocks generally outperformed their large-cap counterparts during the quarter, the Technology Leaders Fund continued to post outstanding results. For the first half of 1999, TLF posted a gain of 47.00%, easily beating the broad market indices.

While  TLF  achieved   positive  returns  in  nearly  all  sectors  in  Q2,  the
Semiconductor sector fared the best, with a return of 39.15%. The Communications Equipment sector also performed very well, posting a 33.78% return.

The accompanying pie chart illustrates the breakdown of the Fund's holdings as of June 30. The sector showing the most dramatic weighting increase during the quarter is the Semiconductor Equipment sector, which grew from 5.6% of net assets at the end of Q1 to 12.6% at the end of Q2. The increased weighting in this sector reflects our belief that the worldwide semiconductor industry is in the midst of a solid recovery from the cyclical downturn we witnessed in 1998.

On the flip side, the most dramatic reduction in sector weighting was seen in the Internet sector, represented by America Online (AOL), which shrank to 4.6% of net assets at the end of Q2 from 10.2% at the end of Q1. While we have not reduced our position in AOL, we have not increased our position as the Fund's net assets have grown, thereby shrinking its relative weighting. We remain bullish on the company's long-term prospects, but we do not feel comfortable buying more at current prices.

Firsthand

The Semiconductor sector continues to hold the largest sector weighting, although it shrank from 34.8% of net assets in Q1 to 26.2% in Q2. The pending acquisition of Level One (LEVL) by Intel (INTC) has given us the opportunity to effectively own shares of INTC at a discount by purchasing LEVL shares instead. This is why you will not see INTC in the current portfolio. Among the biggest movers in the portfolio in Q2 was Conexant Systems (CNXT). Since being spun out of Rockwell (ROK) earlier this year, CNXT has consistently dazzled the market by exceeding earnings expectations and exhibiting a strong roadmap of new products.

The Communications Equipment sector grew from 7.5% of net assets in Q1 to 10.9% in Q2, based in part on the Fund's establishing a new position in QUALCOMM
(QCOM). QCOM has emerged as a clear leader in the fast-growing market for wireless telephony. The company supplies equipment as well as core technology to cellular phone service providers worldwide.

The other new name in the Fund is AT&T (T), TLF's first holding in the Telecommunications sector. A couple of years ago, AT&T looked like a stumbling giant, getting tripped up by its smaller, more nimble competitors. Over the past 12 months, however, AT&T has begun to execute on a new corporate strategy, which has made it, in our eyes, the force to be reckoned with in the communications services world.

Relative weightings for the Computers and Networking sectors fell during the quarter, to 7.2% and 5.4%, respectively, versus 9.3% and 8.6% in Q1. Meanwhile, the Software and Electronic Design Automation (EDA).

RELATIVE PERFORMANCE:
  TLF VS. MARKET INDICES

Hypothetical $10,000 Investment at Inception

[GRAPHIC OMITTED]

               JUN '99
               -------
TLF            $26,371
S&P 500
NASDAQ
DJIA

(inception Dec 10,`97)

Past performance is not a guarantee of future results.

                                                         Semi-Annual Report | 13

TLF HOLDINGS BY SECTOR*
--------------------------------------------------------------------------------

Telecom              4.3%
Software             8.8%
Semi Equip          12.6%
Semiconductors      26.2%
Networking           5.4%
Computers            7.2%
Comm Equip          10.9%
EDA                  2.1%
Internet             4.6%
Net Cash            17.9%

* Based on percentage of net assets as of June 30, 1999 (cash net of payables and receivables)

sector weightings remained relatively constant, representing 8.8% and 2.1% of net assets, respectively. Strong cash inflows in late June contributed to an increase in the quarter-end net cash position, which represented 17.9% of net assets at the end of Q2.

TECHNOLOGY INNOVATORS FUND
PERFORMANCE & PORTFOLIO DISCUSSION
--------------------------------------------------------------------------------

The Technology Innovators Fund (TIF, ticker symbol TIFQX) has been Firsthand Funds' best performing Fund over the past 12 months, returning 154.22% in that period. TIF posted a 37.11% gain in Q2`99, handily outperforming the broad market indices as well as the Lipper Science and Technology Fund Index. The Fund gained 75.14% for the first six months of 1999, beating all of the relevant benchmarks.

The greatest percentage growth in Q2 came from the Networking sector, posting a 79.48% growth rate. There was only one sector, Telecommunications, represented solely by Qwest Communications (QWST), that showed declining performance during the quarter.

TIF continued to add positions during the quarter, increasing the number of holdings from 30 to 37 since the end of Q1. As a result, some of the sector weightings have changed substantially. The accompanying pie chart shows the relative weightings of TIF's holdings as of June 30.

Firsthand

The largest increase in weighting during Q2 was seen in the Communications Equipment sector, growing from 5.7% to 14.1% of net assets at the end of Q2. TIF established new positions in Advanced Fibre Communications (AFCI), Aware (AWRE), and CIENA (CIEN). AFCI and CIEN are engaged in the business of providing fiber optic communications equipment. AWRE supplies Digital Subscriber Line (DSL) technology for use in high-speed network connections. DSL is one of the emerging technologies that promises to bring high speed Internet connections to the home.

The Software sector grew slightly from 15.4% to 15.7% of net assets during Q2. Several new positions were added in this sector, including Intraware (ITRA), Legato Systems (LGTO), Sterling Commerce (SE), and Vignette (VIGN). All of these new holdings manufacture software tools for building e-commerce web sites.

The largest weighting decline occurred in the Semiconductor Equipment sector, which fell to 3.4% of net assets at the end of Q2 from 9.9% at the close of Q1. While the Fund's dollar investment in this sector actually increased, it did not increase at the same rate as total net assets, resulting in a smaller relative weighting. We remain bullish on this sector, but have chosen to focus new investments in higher-growth areas.

The Internet sector also declined during the quarter, falling to 0.8% of net assets from 3.6% at the end of Q1. Several of the Fund's previous Internet positions were closed out, while a new position was established in At Home
(ATHM). We believe that ATHM is in an excellent position to benefit from the

RELATIVE PERFORMANCE:
   TIF VS. MARKET INDICES

Hypothetical $10,000 Investment at Inception

[GRAPHIC OMITTED]

               JUN '99
               -------
TIF            $28,040
S&P 500
NASDAQ
DJIA

(inception May 20,`98)

Past performance is not a guarantee of future results.

                                                         Semi-Annual Report | 15

TIF HOLDINGS BY SECTOR*
--------------------------------------------------------------------------------

Telecom              0.3%
Semiconductors      27.8%
Semi Equip           3.4%
Photonics            1.2%
Services             5.6%
Software            15.7%
Comm Equip          14.1%
Internet             0.8%
Networking           1.6%
Net Cash            29.5%

* Based on percentage of net assets as of June 30, 1999 (cash net of payables and receivables)

emerging trend toward broadband Internet access in the home.

The buyout of FORE Systems (FORE) by GEC of Great Britain reduced the Networking sector weighting during Q2. The sector weighting fell from 8.6% at the end of Q1 to 1.6% at the close of Q2. Three new positions were established in this sector during the quarter, including Extreme Networks (XTRM), Juniper Networks (JNPR), and Newbridge Networks (NN). NN manufactures high-speed data networking equipment. We believe it is well-positioned in the marketplace, and appears to be a prime target for takeover by any of several "old line" telecommunications suppliers.

The Semiconductor sector continues to hold the Fund's largest sector weighting, at 27.8% of net assets. We remain bullish on the prospects for semiconductor companies that supply product to the data communications infrastructure providers. This quarter we established a few new positions in this sector, including V3 Semiconductor (VVVI) and GlobeSpan (GSPN). GSPN is a supplier of chips for use in DSL networks. VVVI is a provider of system control chips that are cur-rently being used in Digital Television (DTV) and set-top box applications.

The Photonics sector, represented by Uniphase (UNPH), represents 1.2% of net assets, down from 2.5% at the end of Q1. The Telecommunications sector also declined as a portion of net assets, falling to 0.3% from 1.2% at the end of Q1.

The relative weighting for the Services sector also declined in Q2, from 7.2% of net assets to 5.6%, although we continued to purchase additional shares of Exodus (EXDS) and Globix (GBIX), two companies that provide Internet hosting services to corporate customers. Net cash rose from 17.5% at the end of Q1 to 29.5% at the close of Q2, as the Fund experienced large cash inflows near the end of the quarter.

Firsthand

MEDICAL SPECIALISTS FUND
PERFORMANCE & PORTFOLIO DISCUSSION
--------------------------------------------------------------------------------

The Medical Specialists Fund (MSF) returned 11.94% in the second quarter of 1999. Year-to-date, MSF has returned 24.26%, making it the number #1 Healthcare mutual fund in the country for the first half of 1999, according to Morningstar. For the quarter, MSF outperformed the S&P 500 Index and all three of the Russell Healthcare Indices, but slightly lagged the Dow Jones Industrial Average.

As measured by the Russell 2000 Healthcare Index, small-cap medical stocks performed well in Q2, rising 8.88% to regain almost all the losses from Q1. Large-cap medical stocks, as measured by the Russell 1000 Healthcare Index, declined 4.71%. This is the first time in the past seven quarters that the small-caps outperformed the large-cap stocks. Small cap stocks still have a long way to go to recover from their relative underperformance over the past 2 years.

At the end of Q2 the Fund was 34.9% in cash. The abnormally high cash percentage is due primarily to the sale of our position in Immunex (IMNX). IMNX started the quarter at $83.50 and reached a peak of nearly $146 during Q2. The sharp rise in the company's stock price drove the value of IMNX to an uncomfortably high percentage of the total portfolio, prompting us to start selling the position. At the end of the quarter we had not yet reinvested the cash. The sale of IMNX contributed to the reduction of the Biotech sector, as a percentage of net assets, from 43.7% at the end of Q1 to 19.0% at the close of Q2.

RELATIVE PERFORMANCE:
  MSF VS. MARKET INDICES

Hypothetical $10,000 Investment at Inception

[GRAPHIC OMITTED]

               JUN '99
               -------
MSF            $12,004
S&P 500
NASDAQ
DJIA

(inception Dec 10,`97)

Past performance is not a guarantee of future results.

                                                         Semi-Annual Report | 17

MSF HOLDINGS BY SECTOR*
--------------------------------------------------------------------------------

Biotech                  19.0%
Other Med Devices         0.6%
Health Services           6.6%
Card Med Devices         38.9%
Net Cash                 34.9%


* Based on percentage of net assets as of June 30, 1999 (cash net of payables and receivables)

We significantly increased our investment in QuadraMed (QMDC) this quarter. As a result, the Fund's weighting in the Health Services sector increased to 6.6% from 2.1% at the end of Q1. At the beginning of Q2, QMDC was trading at $5 per share with $3 per share in cash on its balance sheet. The company had reported earnings-per-share of $0.24 for Q1 and guided analysts to expect 1999 earnings to come in around $1.00 per share. This implies that management expects sales for the next 3 quarters of 1999 to be relatively flat.

The blame for the sales slowdown was laid squarely on Y2K. Management said that hospitals are spending their technology budgets on fixing their Y2K problems and putting integration projects (QMDC's busi-ness) on the back-burner. The need for these integration projects has not disappeared, it has just been deferred until next year. Shortly after the turn of the year, when hospitals are on the other side of the Y2K problem, we believe that integration projects will move higher on their priority lists. Next year, we believe this deferred demand will fuel QMDC's return to annual growth rates of 30+%. If the company's earnings are then accorded a market P/E ratio, we believe that QMDC could be a $30 stock.

Firsthand

                               Technology Outlook

                                                         Semi-Annual Report | 19

TECHNOLOGY OUTLOOK
  ELECTRONICS SECTOR - IT'S NOT JUST THE INTERNET

Over the past year or two, the Internet has become one of the most talked-about trends in technology, investing, and society. It is difficult to find an article about technology investing that doesn't focus in some way on the Internet. While we certainly count the Internet as one of the key technology themes driving our investments, our investment reach extends into many other areas of technology. Three non-Internet technology sectors that we are currently tracking are developments in semiconductors, DVD, and digital photography.

With the hub of the semiconductor industry right outside our door here in Silicon Valley, this sector is one that we have always followed very closely. Our recent investments in chip companies which provide products for building Internet infrastructure have done very well, but there is more to our investment in this industry. Every few years, the chip industry makes a transition to a new generation of chip-making technology. Each new generation delivers the ability to manufacture more complex circuits on each chip and to squeeze more chips onto each semiconductor wafer (a round disk of silicon which is the basic unit of manufacturing).

Today, we are at the beginning of a double-shift in semiconductor manufacturing technology. First, the industry-standard size of a single circuit on a chip is starting a transition from 0.25 microns to 0.18 microns (a micron is approximately one hundredth the width of a human hair). Second, the industry is within a couple of years of beginning a transition from 200mm (8") to 300mm (12") diameter wafers. Each of these transitions require a new generation of hardware and software tools for designing and manufacturing these more complex devices.

We have made investments in software design tool companies such as Cadence (CDN) and Avant! (AVNT) as well as manufacturing equipment

Firsthand
suppliers,  including Applied Materials (AMAT),  SpeedFam-IPEC (SFAM),  Novellus
(NVLS), KLA-Tencor (KLAC), and Cymer (CYMR). Semiconductor technology is at the core of the electronics sector's con-tinued trend toward faster, cheaper, and smaller products. We expect to see the "Semiconductor Technology Treadmill" continue for some time.

Another trend that we are following closely is the emergence of DVD as the next generation video storage/playback medium. DVD promises consumers high-quality video and CD-quality, surround-sound audio on a disc that is the same size as a CD. No longer does digital video mean big Laserdiscs that need to be flipped halfway through a movie. While today's generation of DVD offers playback only, DVD will give consumers the ability to record and play video with digital quality within the next couple of years. With prices for DVD players becoming more attractive every day, we believe we are seeing the beginning of a shift from VHS to DVD in the home. To capitalize on this trend, we have invested in Zoran (ZRAN), a manufacturer of decoding chips used in DVD devices.

A third technology area that we are watching is the world of digital photography. Less than two years ago, high-quality digital photography was limited to people who could afford to spend several thousands of dollars on a state-of-the-art digital camera. The continuous improvement cycle of the semiconductor industry has now enabled digital camera manufacturers to sell digital cameras, capable of very high-quality photos, for less than $500. In addition to eliminating the need for developing photographic film, digital cameras offer consumers the ability to easily retouch, crop, enlarge, and enhance their pictures themselves on their personal computers. The fact that the photos are already stored electronically makes them easy to e-mail to friends and family.

                                                         Semi-Annual Report | 21

We expect to see strong growth in the market for digital cameras that we believe
will,  in  turn,  spur  increased  demand  for  personal   computers,   computer
peripherals, and Internet bandwidth for sending the pictures.

While the Internet sector continues to be the most visible example of the growth of technology, other areas of technology haven't slowed down. We continue to track all of the most exciting sectors of the high-tech world, and we believe that we are well-positioned to take advantage of the potential growth in these markets.

MEDICAL SECTOR - VALUING BIOTECHS

Consider the plight of the average biotech start-up firm. It spends millions of dollars and struggles for years developing its first drug. Then, when the clinical trials are over, and assuming the efficacy of the drug has been proven, it has only one product to take to market. Unless the drug is a "blockbuster," the potential revenues often don't justify the expense of setting up a direct sales force. Faced with this situation, many biotech firms have chosen to sign distribution deals with other drug companies that already have an effective sales force.

From the point of view of the distributor, these distribution deals look sweet. Without having to put up any development money, and taking none of the clinical risk, the distributor will often get 50 percent or more of the revenue generated by the drug. A successful launch of a new drug may generate as much revenue for the distributor as for the developer of that drug.

There are two investment implications to this observation. First, to get an accurate picture of the value of a new drug to shareholders of a small biotech company, the sales potential of the new drug should probably be reduced by half unless the company has the resources to

Firsthand
field their own sales force. Second, a pharmaceutical company with an effective sales force has a rich "pipeline" of new drugs (from other companies) as long as the market fails to award good biotech companies high enough valuations to enable them to field a direct sales force.

Merck (MRK) is a good example of a company that we believe is under-valued right now because the Street perceives that its pipeline is weak. However, we believe that they have a first-rate sales force which they can use to execute distribution deals with other companies to get 50 percent of the revenues from some excellent biotech drugs. Based on this analysis, we have recently acquired a position in MRK for the Technology Value Fund.

As always, if you have firsthand experience with a new medical product that is dramatically better than existing products, please let us know by sending an e-mail to: kkam@firsthandfunds.com.


/s/ Kevin M. Landis

Kevin M. Landis
Portfolio Manager
  Technology Value Fund
  Technology Leaders Fund
  Technology Innovators Fund

/s/ Kendrick W. Kam
Kendrick W. Kam
Portfolio Manager
  Technology Value Fund
  Medical Specialists Fund

                                                         Semi-Annual Report | 23

                                    [PHOTO]

Firsthand

                              Financial Statements
                                (as of 6/30/99)

                                                         Semi-Annual Report | 25

Financial Statements

  Technology Value Fund Portfolio                                             27

  Technology Leaders Fund Portfolio                                           30

  Technology Innovators Fund Portfolio                                        32

  Medical Specialist Fund Portfolio                                           34

  Statements of Assets and Liabilities                                        35

  Statements of Operations                                                    36

  Statements of Changes in Net Assets                                         37

  Financial Highlights                                                        39
    Technology Value Fund

  Financial Highlights                                                        40
    Technology Leaders Fund

  Financial Highlights                                                        41
    Technology Innovators Fund

  Financial Highlights                                                        42
    Medical Specialist Fund

  Notes to Financial Statements                                               43

Firsthand

Portfolio of                                               Technology Value Fund
Investments                                            June 30, 1999 (unaudited)
--------------------------------------------------------------------------------
                                    non-income
                                    producing    %     shares          value
--------------------------------------------------------------------------------
COMMON STOCKS                                  93.4%              $ 304,392,018
  (Cost $220,346,473)                                             -------------

BIOTECHNOLOGY                                  10.3%                 33,588,550
                                                                  -------------
  Amgen, Inc.                            *             29,200         1,777,550
  Centocor, Inc.                         *            175,000         8,159,375
  Immunex Corp.                          *            184,000        23,448,500
  Sepracor, Inc.                         *              2,500           203,125

CARDIAC MEDICAL DEVICES                        10.0%                 32,780,052
                                                                  -------------
  Boston Scientific Corp.                *            143,800         6,318,212
  Cardima, Inc.                          *            470,000           954,688
  CardioThoracic Systems, Inc.           *            553,000         7,742,000
  Endocardial Solutions, Inc. (1)        *            279,100         2,634,006
  EndoSonics Corp.                       *            635,700         4,449,900
  Guidant Corp.                          *            102,000         5,246,625
  Medtronic, Inc.                                      34,453         2,683,027
  Novoste Corp.                          *             63,200         1,327,200
  Radiance Medical Systems, Inc. (1)     *            484,900         1,424,394

COMMUNICATIONS EQUIPMENT                       10.5%                 34,301,844
                                                                  -------------
  ADC Telecommunications, Inc.           *            120,000         5,467,500
  CIENA Corp.                            *            310,000         9,358,125
  Motorola, Inc.                                       79,500         7,532,625
  Oak Industries, Inc.                   *            265,000        11,577,188
  P-Com, Inc.                            *             70,000           366,406

ELECTRONIC DESIGN AUTOMATION                    1.8%                  5,733,458
                                                                  -------------
  Aspec Technology, Inc.                 *            356,000           311,500
  Avant! Corp.                           *            429,462         5,421,958

HEALTH SERVICES                                 0.8%                  2,547,187
                                                                  -------------
  QuadraMed Corp.                        *            313,500         2,547,187

MEDICAL                                         0.5%                  1,585,625
                                                                  -------------
  Biogen, Inc.                           *              4,000           257,250
  MedImmune, Inc.                        *              6,500           440,375
  Merck & Company, Inc.                                12,000           888,000

(1)  Denotes affiliated issuer.
--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

                                                         Semi-Annual Report | 27

Portfolio of                                               Technology Value Fund
Investments                                            June 30, 1999 (unaudited)
--------------------------------------------------------------------------------
 ... continued ...                   non-income
                                    producing    %     shares          value
--------------------------------------------------------------------------------
NETWORKING                                      9.5%              $  31,034,000
                                                                  -------------
  Cabletron Systems, Inc.                *          1,110,000        14,430,000
  FVC.COM, Inc.                          *            223,500         1,452,750
  Newbridge Networks Corp.               *            527,000        15,151,250

PERIPHERALS                                     1.7%                  5,473,438
                                                                  -------------
  Adaptec, Inc.                          *            155,000         5,473,438

SEMICONDUCTOR EQUIPMENT                         2.9%                  9,313,792
                                                                  -------------
  Applied Science & Technology, Inc.     *             97,500         2,193,750
  Cymer, Inc.                            *            124,000         3,100,000
  SpeedFam-IPEC, Inc.                    *            250,275         4,020,042

SEMICONDUCTORS                                 35.8%                116,603,072
                                                                  -------------
  Applied Micro Circuits Corp.           *            336,500        27,677,125
  Celeritek, Inc. (1)                    *            522,200         3,263,750
  Conexant Systems, Inc.                 *            143,950         8,358,097
  Galileo Technology Ltd.                *            325,000        14,726,562
  GlobeSpan, Inc.                        *            115,500         4,591,125
  PMC-Sierra, Inc.                       *            455,400        26,840,138
  Stellar Semiconductor Series "B" (2)   *          2,040,000         2,570,400
  Stellar Semiconductor Series "C" (2)   *          1,200,000         1,500,000
  TriQuint Semiconductor, Inc.           *            340,000        19,316,250
  Vitesse Semiconductor Corp.            *             10,000           674,375
  Zoran Corp.                            *            423,000         7,085,250

SERVICES                                        1.7%                  5,700,188
                                                                  -------------
  Globix Corp.                           *            129,000         5,700,188

SOFTWARE                                        2.8%                  8,987,063
                                                                  -------------
  Concord Communications, Inc.           *              8,750           393,750
  i2 Technologies, Inc.                  *             37,000         1,591,000
  Pervasive Software, Inc.               *            281,500         7,002,313

TELECOMMUNICATIONS                              5.1%                 16,743,750
                                                                  -------------
  AT&T Corp.                                          300,000        16,743,750

CASH EQUIVALENTS                                9.6%                 31,352,140
                                                                  -------------
  (Cost $31,352,140)
  Firstar Stellar Treasury Fund                    31,352,140        31,352,140

(1)  Denotes affiliated issuer.
(2)  Restricted security.
--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

Firsthand

Portfolio of                                               Technology Value Fund
Investments                                            June 30, 1999 (unaudited)
--------------------------------------------------------------------------------
 ... continued ...                   non-income
                                    producing    %     shares          value
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES                   103.0%              $ 335,744,158
  (Cost $251,698,613)

LIABILITIES IN EXCESS OF OTHER ASSETS          (3.0%)                (9,853,254)
                                                                  -------------

NET ASSETS                                    100.0%              $ 325,890,904
                                                                  =============
--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

                                                         Semi-Annual Report | 29

Portfolio of                                             Technology Leaders Fund
Investments                                            June 30, 1999 (unaudited)
--------------------------------------------------------------------------------
                                    non-income
                                    producing    %     shares          value
--------------------------------------------------------------------------------
COMMON STOCKS                                  82.1%              $  79,011,216
  (Cost $48,698,945)                                              -------------

COMMUNICATIONS EQUIPMENT                       10.9%                 10,513,000
                                                                  -------------
  Lucent Technologies, Inc.                            62,000         4,181,125
  QUALCOMM, Inc.                         *             30,000         4,305,000
  Tellabs, Inc.                          *             30,000         2,026,875

COMPUTERS                                       7.2%                  6,905,000
                                                                  -------------
  Hewlett-Packard Co.                                  13,000         1,306,500
  International Business Machines Corp.                22,000         2,843,500
  Sun Microsystems, Inc.                 *             40,000         2,755,000

ELECTRONIC DESIGN AUTOMATION                    2.1%                  2,040,000
                                                                  -------------
  Cadence Design Systems, Inc.           *            160,000         2,040,000

INTERNET                                        4.6%                  4,420,000
                                                                  -------------
  America Online, Inc.                   *             40,000         4,420,000

NETWORKING                                      5.4%                  5,160,000
                                                                  -------------
  Cisco Systems, Inc.                    *             80,000         5,160,000

SEMICONDUCTOR EQUIPMENT                        12.6%                 12,101,388
                                                                  -------------
  Applied Materials, Inc.                *             62,500         4,617,188
  KLA-Tencor Corp.                       *             74,000         4,800,750
  Teradyne, Inc.                         *             37,400         2,683,450

SEMICONDUCTORS                                 26.2%                 25,203,234
                                                                  -------------
  Altera Corp.                           *             80,000         2,945,000
  Conexant Systems, Inc.                 *             77,500         4,499,844
  Level One Communications, Inc.         *             91,750         4,490,015
  PMC-Sierra, Inc.                       *             80,000         4,715,000
  Texas Instruments, Inc.                              12,500         1,812,500
  Vitesse Semiconductor Corp.            *             66,000         4,450,875
  Xilinx, Inc.                           *             40,000         2,290,000

SOFTWARE                                        8.8%                  8,482,656
                                                                  -------------
  Microsoft Corp.                        *             38,500         3,472,219
  Oracle Corp.                           *            127,500         4,733,437
  SAP AG - ADR                                          8,000           277,000

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

Firsthand

Portfolio of                                             Technology Leaders Fund
Investments                                            June 30, 1999 (unaudited)
--------------------------------------------------------------------------------
 ... continued ...                   non-income
                                    producing    %     shares          value
--------------------------------------------------------------------------------
TELECOMMUNICATIONS                              4.3%              $   4,185,938
                                                                  -------------
  AT&T Corp.                                           75,000         4,185,938

CASH EQUIVALENTS                               18.1%                 17,481,923
  (Cost $17,481,923)                                              -------------
  Firstar Stellar Treasury Fund                    17,481,923        17,481,923

TOTAL INVESTMENT SECURITIES                   100.2%                 96,493,139
  (Cost $66,180,868)

LIABILITIES IN EXCESS OF OTHER ASSETS          (0.2%)                  (229,647)
                                                                  -------------

NET ASSETS                                    100.0%              $  96,263,492
                                                                  =============

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

                                                         Semi-Annual Report | 31

Portfolio of                                          Technology Innovators Fund
Investments                                            June 30, 1999 (unaudited)
--------------------------------------------------------------------------------
                                    non-income
                                    producing    %     shares          value
--------------------------------------------------------------------------------
COMMON STOCKS                                  70.5%              $  35,395,462
  (Cost $27,855,741)                                              -------------

COMMUNICATIONS EQUIPMENT                       14.1%                  7,090,500
                                                                  -------------
  Advanced Fibre Communications, Inc.    *             80,000         1,250,000
  Aware, Inc.                            *             10,000           461,250
  CIENA Corp.                            *            156,000         4,709,250
  P-Com, Inc.                            *            128,000           670,000

INTERNET                                        0.8%                    417,625
                                                                  -------------
  At Home Corp.                          *              6,000           323,625
  InfoSpace.com, Inc.                    *              2,000            94,000

NETWORKING                                      1.6%                    805,063
                                                                  -------------
  Extreme Networks, Inc.                 *              1,000            58,063
  FVC.COM, Inc.                          *             15,000            97,500
  Juniper Networks, Inc.                 *                500            74,500
  Newbridge Networks Corp.               *             20,000           575,000

PHOTONICS                                       1.2%                    581,000
                                                                  -------------
  Uniphase Corp.                         *              3,500           581,000

SEMICONDUCTOR EQUIPMENT                         3.4%                  1,728,838
                                                                  -------------
  Cymer, Inc.                            *             30,000           750,000
  SpeedFam-IPEC, Inc.                    *             14,200           228,088
  Novellus Systems, Inc.                 *             11,000           750,750

SEMICONDUCTORS                                 27.8%                 13,935,824
                                                                  -------------
  Applied Micro Circuits Corp.           *              5,000           411,250
  Cree Research, Inc.                    *              9,500           730,906
  Galileo Technology Ltd.                *             21,300           965,156
  Genesis Microchip, Inc.                *             25,000           590,625
  GlobeSpan, Inc.                        *            115,500         4,591,125
  MMC Networks, Inc.                     *             22,500         1,006,875
  TranSwitch Corp.                       *             36,150         1,712,606
  TriQuint Semiconductor                 *             26,900         1,528,256
  V3 Semiconductor, Inc.                 *             47,200           330,400
  Zoran Corp.                            *            123,500         2,068,625

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

Firsthand

Portfolio of                                          Technology Innovators Fund
Investments                                            June 30, 1999 (unaudited)
--------------------------------------------------------------------------------
 ... continued ...                   non-income
                                    producing    %     shares          value
--------------------------------------------------------------------------------
SERVICES                                        5.6%              $   2,804,088
                                                                  -------------
  Critical Path, Inc.                    *              5,000           276,563
  Exodus Communications, Inc.            *              5,600           671,650
  Globix Corp.                           *             42,000         1,855,875

SOFTWARE                                       15.7%                  7,880,437
                                                                  -------------
  Check Point Software Technologies Ltd. *             13,000           697,125
  Concord Communications, Inc.           *             45,250         2,036,250
  Concur Technologies, Inc.              *              9,900           278,437
  Intraware, Inc.                        *             30,000           720,000
  Legato Systems, Inc.                   *             10,000           577,500
  Pervasive Software, Inc.               *             61,000         1,517,375
  Sterling Commerce, Inc.                *             20,000           730,000
  VeriSign, Inc.                         *             11,000           948,750
  Vignette Corp.                         *              5,000           375,000

TELECOMMUNICATIONS                              0.3%                    152,087
                                                                  -------------
  Qwest Communications Int'l, Inc.       *              4,600           152,087

CASH EQUIVALENTS                               31.2%                 15,651,124
  (Cost $15,651,124)                                              -------------
  Firstar Stellar Treasury Fund                    15,651,124        15,651,124

TOTAL INVESTMENT SECURITIES                   101.7%                 51,046,586
  (Cost $43,506,865)

LIABILITIES IN EXCESS OF OTHER ASSETS          (1.7%)                  (841,539)
                                                                  -------------

NET ASSETS                                    100.0%              $  50,205,047
                                                                  =============

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

                                                         Semi-Annual Report | 33

Portfolio of                                            Medical Specialists Fund
Investments                                            June 30, 1999 (unaudited)
--------------------------------------------------------------------------------
                                    non-income
                                    producing    %     shares          value
--------------------------------------------------------------------------------
COMMON STOCKS                                  65.1%              $   4,004,348
  (Cost $3,461,587)                                               -------------

BIOTECHNOLOGY                                  19.0%                  1,168,673
                                                                  -------------
  Amgen, Inc.                            *              5,600           340,900
  Centocor, Inc.                         *              6,000           279,750
  IGEN International, Inc.               *              8,460           246,398
  Medco Research, Inc.                   *              5,300           139,125
  Sepracor, Inc.                         *              2,000           162,500

CARDIAC MEDICAL DEVICES                        38.9%                  2,393,956
                                                                  -------------
  Boston Scientific Corp.                *             11,700           514,069
  Cardima, Inc.                          *            130,000           264,062
  CardioThoracic Systems, Inc.           *             50,000           700,000
  EndoSonics Corp.                       *             21,500           150,500
  Guidant Corp.                          *              5,800           298,337
  Medtronic, Inc.                                       3,300           256,988
  Novoste Corp.                          *             10,000           210,000

HEALTH SERVICES                                 6.6%                    406,250
                                                                  -------------
  QuadraMed Corp.                        *             50,000           406,250

OTHER MEDICAL DEVICES                           0.6%                     35,469
                                                                  -------------
  PathoGenesis Corp.                     *              2,500            35,469

CASH EQUIVALENTS                               16.2%                    999,014
  (Cost $999,014)                                                 -------------
  Firstar Stellar Treasury Fund                       999,014           999,014

TOTAL INVESTMENT SECURITIES                    81.3%                  5,003,362
  (Cost $4,460,601)

OTHER ASSETS IN EXCESS OF LIABILITIES          18.7%                  1,148,598
                                                                  -------------

NET ASSETS                                    100.0%              $   6,151,960
                                                                  =============

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

Firsthand

Statements of Assets and Liabilities
                                                                                                  June 30, 1999 (unaudited)
---------------------------------------------------------------------------------------------------------------------------
                                                          TECHNOLOGY       TECHNOLOGY         TECHNOLOGY         MEDICAL
                                                            VALUE            LEADERS          INNOVATORS       SPECIALISTS
                                                             FUND              FUND              FUND              FUND
===========================================================================================================================
ASSETS
Investment securities:
   At acquisition cost                                  $ 251,698,613     $  66,180,868     $  43,506,865     $   4,460,601
                                                        ===================================================================
   At market value (Note 1)                             $ 335,744,158     $  96,493,139     $  51,046,586     $   5,003,362
Dividends receivable                                           81,055            17,186            19,714             2,033
Receivable for capital shares sold                          3,345,690         3,491,993         3,476,182            34,213
Receivable for securities sold                                945,828                --           114,946         1,122,678
                                                        -------------------------------------------------------------------
   TOTAL ASSETS                                           340,116,731       100,002,318        54,657,428         6,162,286
                                                        -------------------------------------------------------------------

LIABILITIES
Payable for capital shares redeemed                         3,323,109           311,352             4,208             1,288
Payable for securities purchased                           10,457,050         3,308,380         4,405,597                --
Payable to affiliates (Note 1)                                445,668           119,094            42,576             9,038
                                                        -------------------------------------------------------------------
   TOTAL LIABILITIES                                       14,225,827         3,738,826         4,452,381            10,326
                                                        -------------------------------------------------------------------

NET ASSETS                                              $ 325,890,904     $  96,263,492     $  50,205,047     $   6,151,960
                                                        ===================================================================
Net assets consist of:
Paid-in capital                                         $ 220,830,288     $  61,992,274     $  39,529,127     $   5,360,682
Accumulated net investment loss                            (1,622,846)         (436,274)          (78,441)          (41,647)
Accumulated net realized gains from
   security transactions                                   22,637,917         4,395,221         3,214,640           290,164
Net unrealized appreciation on investments                 84,045,545        30,312,271         7,539,721           542,761
                                                        -------------------------------------------------------------------
Net assets                                              $ 325,890,904     $  96,263,492     $  50,205,047     $   6,151,960
                                                        ===================================================================
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)               6,058,214         3,651,062         1,790,371           512,542
                                                        ===================================================================
Net asset value, offering price and redemption
   price per share (Note 1)                             $       53.79     $       26.37     $       28.04     $       12.00
                                                        ===================================================================

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

                                                         Semi-Annual Report | 35

Statements of Operations
                                                                     For the Six Months Ended June 30, 1999 (unaudited)
-----------------------------------------------------------------------------------------------------------------------
                                                      TECHNOLOGY        TECHNOLOGY        TECHNOLOGY         MEDICAL
                                                        VALUE            LEADERS          INNOVATORS       SPECIALISTS
                                                         FUND              FUND              FUND              FUND
=======================================================================================================================
INVESTMENT INCOME
   Interest                                         $     136,611     $      79,566     $          --     $          --
   Dividends                                              140,294            50,911            66,950             7,626
                                                    -------------------------------------------------------------------
      TOTAL INVESTMENT INCOME                             276,905           130,477            66,950             7,626
                                                    -------------------------------------------------------------------
EXPENSES
   Investment advisory fees (Note 3)                    1,464,218           435,962           111,839            37,902
   Administrative fees (Note 3)                           435,533           130,789            33,552            11,371
                                                    -------------------------------------------------------------------
      TOTAL EXPENSES                                    1,899,751           566,751           145,391            49,273
                                                    -------------------------------------------------------------------

NET INVESTMENT LOSS                                    (1,622,846)         (436,274)          (78,441)          (41,647)
                                                    -------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS
   ON INVESTMENTS
   Net realized gains from security transactions       26,810,891         3,689,491         3,070,183           756,989
   Net change in unrealized appreciation/
      depreciation on investments                      79,724,456        19,195,545         6,576,675           159,673
                                                    -------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS
   ON INVESTMENTS                                     106,535,347        22,885,036         9,646,858           916,662
                                                    -------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                                       $ 104,912,501     $  22,448,762     $   9,568,417     $     875,015
                                                    ===================================================================

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

Firsthand

Statements of Changes in Net Assets
                                                                       For the Periods Ended June 30, 1999 and December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
                                                                  TECHNOLOGY VALUE FUND             TECHNOLOGY LEADERS FUND
                                                                  ---------------------             -----------------------
                                                               Six Months           Year           Six Months           Year
                                                                 Ended             Ended             Ended             Ended
                                                                6/30/99           12/31/98          6/30/99           12/31/98
                                                              (Unaudited)                         (Unaudited)
================================================================================================================================
FROM OPERATIONS:
   Net investment loss                                       $  (1,622,846)    $  (3,280,860)    $    (436,274)    $    (197,497)
   Net realized gains (losses) from security transactions       26,810,891        (1,125,096)        3,689,491           903,227
   Net change in unrealized appreciation/
      depreciation on investments                               79,724,456        40,388,492        19,195,545        11,093,756
                                                             -------------------------------------------------------------------
Net increase in net assets from operations                     104,912,501        35,982,536        22,448,762        11,799,486
                                                             -------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                           --                --                --            (2,257)
                                                             -------------------------------------------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                   217,878,035       149,553,020        65,467,939        53,787,109
   Payments for shares redeemed                               (175,030,729)     (201,778,002)      (34,487,930)      (26,330,447)
                                                             -------------------------------------------------------------------
Net increase (decrease) in net assets from
   capital share transactions                                   42,847,306       (52,224,982)       30,980,009        27,456,662
                                                             -------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                        147,759,807       (16,242,446)       53,428,771        39,253,891

NET ASSETS:
   Beginning of period                                         178,131,097       194,373,543        42,834,721         3,580,830
                                                             -------------------------------------------------------------------
   End of period                                             $ 325,890,904     $ 178,131,097     $  96,263,492     $  42,834,721
                                                             ===================================================================
CAPITAL SHARE ACTIVITY:
   Shares sold                                                   4,958,300         5,313,423         2,963,245         3,830,812
   Shares redeemed                                              (4,425,073)       (7,247,403)       (1,699,545)       (1,798,882)
                                                             -------------------------------------------------------------------
   Net increase (decrease) in shares outstanding                   533,227        (1,933,980)        1,263,700         2,031,930
   Shares outstanding, beginning of period                       5,524,987         7,458,967         2,387,362           355,432
                                                             -------------------------------------------------------------------
   Shares outstanding, end of period                             6,058,214         5,524,987         3,651,062         2,387,362
                                                             ===================================================================

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

                                                         Semi-Annual Report | 37

Statements of Changes in Net Assets (continued)
                                                                   For the Periods Ended June 30, 1999 and December 31, 1998
----------------------------------------------------------------------------------------------------------------------------
                                                              TECHNOLOGY INNOVATORS FUND         MEDICAL SPECIALISTS FUND
                                                              --------------------------         ------------------------
                                                               Six Months        Period         Six Months          Year
                                                                 Ended            Ended            Ended           Ended
                                                                6/30/99       12/31/98 (A)        6/30/99         12/31/98
                                                              (Unaudited)                       (Unaudited)
============================================================================================================================
FROM OPERATIONS:
   Net investment loss                                       $    (78,411)    $     (5,965)    $    (41,647)    $    (45,476)
   Net realized gains (losses) from security transactions       3,070,183          150,422          756,989         (466,825)
   Net change in unrealized appreciation/
      depreciation on investments                               6,576,675          963,046          159,673          347,325
                                                             ---------------------------------------------------------------
Net increase (decrease) in net assets from operations           9,568,417        1,107,503          875,015         (164,976)
                                                             ---------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                          --               --               --           (1,557)
                                                             ---------------------------------------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                   59,345,833        8,790,653        6,071,734        5,205,850
   Payments for shares redeemed                               (25,198,302)      (3,409,057)      (5,284,707)      (2,911,609)
                                                             ---------------------------------------------------------------
Net increase in net assets from capital share
   transactions                                                34,147,531        5,381,596          787,027        2,294,241
                                                             ---------------------------------------------------------------

TOTAL INCREASE IN NET ASSETS                                   43,715,948        6,489,099        1,662,042        2,127,708

NET ASSETS:
   Beginning of period                                          6,489,099               --        4,489,918        2,362,210
                                                             ---------------------------------------------------------------
   End of period                                             $ 50,205,047     $  6,489,099     $  6,151,960     $  4,489,918
                                                             ===============================================================
CAPITAL SHARE ACTIVITY:
   Shares sold                                                  2,711,663          649,555          549,062          551,990
   Shares redeemed                                             (1,326,593)        (244,254)        (501,524)        (320,299)
                                                             ---------------------------------------------------------------
   Net increase in shares outstanding                           1,385,070          405,301           47,538          231,691
   Shares outstanding, beginning of period                        405,301               --          465,004          233,313
                                                             ---------------------------------------------------------------
   Shares outstanding, end of period                            1,790,371          405,301          512,542          465,004
                                                             ===============================================================

(A) Represents the period from the commencement of operations (May 20, 1998) through December 31, 1998.
--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

Firsthand

Financial Highlights - Technology Value Fund
                                      Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------------------------------------------------
                                          Six Months         Year         Year         Year         Year       Period
                                             Ended          Ended        Ended        Ended        Ended        Ended
                                            6/30/99        12/31/98     12/31/97     12/31/96     12/31/95    12/31/94(A)
                                          (Unaudited)
=======================================================================================================================
Net asset value at beginning of period      $ 32.24         $ 26.06      $ 26.66      $ 18.44      $ 11.70      $ 10.00
                                            ---------------------------------------------------------------------------
Income from investment operations:
   Net investment loss                        (0.27)          (0.59)       (0.26)       (0.08)       (0.14)       (0.03)
   Net realized and unrealized gains
      on investments                          21.82            6.77         1.90        11.20         7.28         2.56
                                            ---------------------------------------------------------------------------
Total from investment operations              21.55            6.18         1.64        11.12         7.14         2.53
                                            ---------------------------------------------------------------------------
Less distributions:
   Distributions from net realized gains         --              --        (1.80)       (2.90)       (0.40)       (0.83)
   Distributions in excess of net
      realized gains                             --              --        (0.44)          --           --           --
                                            ---------------------------------------------------------------------------
Total distributions                              --              --        (2.24)       (2.90)       (0.40)       (0.83)
                                            ---------------------------------------------------------------------------

Net asset value at end of period            $ 53.79         $ 32.24      $ 26.06      $ 26.66      $ 18.44      $ 11.70
                                            ===========================================================================

Total return                                 66.84%(B)       23.71%        6.46%       60.55%       61.17%       25.30%(B)
                                            ===========================================================================

Net assets at end of period (millions)      $ 325.9         $ 178.1      $ 194.4      $  35.1      $   2.7      $   0.2
                                            ===========================================================================

Ratio of expenses to average net assets       1.94%(C)        1.95%        1.93%        1.81%        1.98%        1.96%(C)

Ratio of net investment loss to average
   net assets                                (1.66%)(C)      (1.80%)      (1.43%)      (0.55%)      (1.45%)      (1.29%)(C)

Portfolio turnover rate                         57%(B)         126%         101%          43%          45%          56%(B)

(A) Represents the period from the commencement of operations (May 20, 1994) through December 31, 1994.
(B)  Not annualized.
(C)  Annualized.
--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

                                                         Semi-Annual Report | 39

Financial Highlights - Technology Leaders Fund
                 Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------------------------
                                                             Six Months         Year        Period
                                                                Ended          Ended         Ended
                                                               6/30/99        12/31/98    12/31/97(A)
                                                             (Unaudited)
===================================================================================================
Net asset value at beginning of period                         $ 17.94         $ 10.07      $ 10.00
                                                               ------------------------------------
Income from investment operations:
   Net investment income (loss)                                  (0.12)          (0.09)        0.01
   Net realized and unrealized gains on investments               8.55            7.96         0.06
                                                               ------------------------------------
Total from investment operations                                  8.43            7.87         0.07
                                                               ------------------------------------
Less distributions:
   Dividends from net investment income                             --              --           --
   Distributions from net realized gains                            --              --           --
                                                               ------------------------------------
Total distributions                                                 --              --           --
                                                               ------------------------------------

Net asset value at end of period                               $ 26.37         $ 17.94      $ 10.07
                                                               ====================================

Total return                                                    47.00%(B)       78.15%        0.70%(B)
                                                               ====================================

Net assets at end of period (millions)                         $  96.3         $  42.8      $   3.6
                                                               ====================================

Ratio of expenses to average net assets                          1.94%(C)        1.94%        1.80%(C)

Ratio of net investment income (loss) to average net assets     (1.49%)(C)      (1.03%)       1.77%(C)

Portfolio turnover rate                                            29%(B)         105%           0%

(A)  Represents  the period from the  commencement  of operations  (December 10,
     1997) through December 31, 1997.
(B)  Not annualized.
(C)  Annualized.
--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

Firsthand

Financial Highlights - Technology Innovators Fund
                                        Selected Per Share Data and Ratios for a
                                        Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------
                                                   Six Months        Period
                                                      Ended           Ended
                                                     6/30/99       12/31/98 (A)
                                                   (Unaudited)
================================================================================
Net asset value at beginning of period               $ 16.01         $ 10.00
                                                     -----------------------
Income from investment operations:
   Net investment loss                                 (0.04)          (0.01)
   Net realized and unrealized gains on investments    12.07            6.02
                                                     -----------------------
Total from investment operations                       12.03            6.01
                                                     -----------------------
Less distributions:
   Dividends from net investment income                   --              --
   Distributions from net realized gains                  --              --
                                                     -----------------------
Total distributions                                       --              --
                                                     -----------------------

Net asset value at end of period                     $ 28.04         $ 16.01
                                                     =======================

Total return                                          75.14%(B)       60.10%(B)
                                                     =======================

Net assets at end of period (millions)               $  50.2         $   6.5
                                                     =======================

Ratio of expenses to average net assets                1.92%(C)        1.92%(C)

Ratio of net investment loss to average net assets    (1.04%)(C)      (0.59%)(C)

Portfolio turnover rate                                  80%(B)         188%(B)

(A) Represents the period from the commencement of operations (May 20, 1998) through December 31, 1998.
(B)  Not annualized.
(C)  Annualized.
--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

                                                         Semi-Annual Report | 41

Financial Highlights - Medical Specialists Fund
    Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
-------------------------------------------------------------------------------------
                                               Six Months         Year       Period
                                                  Ended          Ended        Ended
                                                 6/30/99        12/31/98   12/31/97 (A)
                                               (Unaudited)
=====================================================================================
Net asset value at beginning of period           $  9.66         $ 10.12      $ 10.00
                                                 ------------------------------------
Income from investment operations:
   Net investment income (loss)                    (0.08)          (0.10)        0.01
   Net realized and unrealized gains (losses)
      on investments                                2.42           (0.36)        0.11
                                                 ------------------------------------
Total from investment operations                    2.34           (0.46)        0.12
                                                 ------------------------------------
Less distributions:
   Dividends from net investment income               --              --           --
   Distributions from net realized gains              --              --           --
                                                 ------------------------------------
Total distributions                                   --              --           --
                                                 ------------------------------------

Net asset value at end of period                 $ 12.00         $  9.66      $ 10.12
                                                 ====================================

Total return                                      24.26%(B)       (4.55%)       1.20%(B)
                                                 ====================================

Net assets at end of period (millions)           $   6.2         $   4.5      $   2.4
                                                 ====================================

Ratio of expenses to average net assets            1.95%(C)        1.95%        1.81%(C)

Ratio of net investment income (loss)
   to average net assets                          (1.64%)(C)      (1.33%)       1.75%(C)

Portfolio turnover rate                              53%(B)         160%           0%

(A)  Represents  the period from the  commencement  of operations  (December 10,
     1997) through December 31, 1997.
(B)  Not annualized.
(C)  Annualized.
--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

Firsthand

Notes to Financial Statements
                                                       June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

The  Technology  Value  Fund,  the  Technology   Leaders  Fund,  the  Technology
Innovators Fund and the Medical Specialists Fund (the Funds) are each a non-diversified series of Firsthand Funds (formerly Interactive Investments) (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust on November 8, 1993. The Technology Value Fund commenced operations on May 20, 1994. The public offering of shares of the Technology Value Fund commenced on January 3, 1995. The public offering of shares of the Medical Specialists Fund and the Technology Leaders Fund commenced on December 10, 1997. The public offering of shares of the Technology Innovators Fund commenced on May 20, 1998.

Each Fund's investment objective is long-term capital appreciation.

The Technology Value Fund seeks to achieve its objective by investing primarily in securities of companies in the electronic technology and medical technology fields which Interactive Research Advisers, Inc. (the Adviser) considers to be undervalued and have potential for capital appreciation.

The Technology Leaders Fund seeks to achieve its objective by investing primarily in securities of companies in the high technology field which the Adviser considers to have the strongest competitive position.

The Technology Innovators Fund seeks to achieve its objective by investing primarily in securities of companies in the high technology field which the Adviser considers to be best positioned to introduce successful new products.

The Medical Specialists Fund seeks to achieve its objective by investing primarily in securities of companies in the health and biotechnology fields which the Adviser considers to have a strong earnings growth outlook and potential for capital appreciation.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- Each Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange, normally 4:00 p.m., Eastern time. Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange, or, if not traded, at the most recent bid price. Securities which are traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the most recent bid price, as obtained from one or more of the major market makers for such securities. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

--------------------------------------------------------------------------------

                                                         Semi-Annual Report | 43

                                                       June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon federal income tax cost of portfolio investments (excluding repurchase agreements) as of June 30, 1999.

                                   TECHNOLOGY        TECHNOLOGY        TECHNOLOGY         MEDICAL
                                     VALUE            LEADERS          INNOVATORS       SPECIALISTS
                                      FUND              FUND              FUND              FUND

Gross unrealized appreciation    $ 108,547,945     $  31,473,006     $   8,755,698     $     928,119
Gross unrealized depreciation      (25,307,870)       (1,181,936)       (1,350,269)         (408,451)
                                 -------------------------------------------------------------------
Net unrealized appreciation      $  83,240,075     $  30,291,070     $   7,405,429     $     519,668
                                 ===================================================================
Federal income tax cost          $ 252,504,083     $  66,202,069     $  43,641,157     $   4,483,694
                                 ===================================================================

--------------------------------------------------------------------------------

Firsthand

                                                       June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

The difference between the acquisition cost and the federal income tax cost of portfolio investments is due to certain timing differences in the recognition of capital losses under generally accepted accounting principles and income tax regulations.

As of December 31, 1998, the Technology Value Fund and the Medical Specialists Fund had capital loss carryforwards for federal income tax purposes of $2,393,785 and $392,711, respectively, which expire on December 31, 2006. In addition, the Technology Value Fund realized net capital losses of $946,562 during the period from November 1, 1998 through December 31, 1998, which are treated for federal income tax purposes as arising in the tax year ending December 31, 1999.

2.   Investment Transactions

Investment transactions (excluding short-term investments) were as follows for the six months ended June 30, 1999.

                                       TECHNOLOGY      TECHNOLOGY      TECHNOLOGY       MEDICAL
                                         VALUE          LEADERS        INNOVATORS     SPECIALISTS
                                          FUND            FUND            FUND            FUND

Purchases of investment securities    $136,348,054    $ 30,740,437    $ 31,608,839    $  2,474,390
                                      ============================================================
Proceeds from sales and maturities
   of investment securities           $112,551,170    $ 16,191,352    $ 11,437,266    $  3,436,286
                                      ============================================================

3.   Transactions with Related Parties

Certain trustees and officers of the Trust are also officers of the Adviser, or of Countrywide Fund Services, Inc., the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of CW Fund Distributors, Inc., which provides distribution services to the Funds under the terms of an Underwriting Agreement.

INVESTMENT ADVISORY AGREEMENT

Each Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement (the Advisory Agreement). Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to each Fund's portfolio of investments and provides persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust responsible for the overall management and administration of the Trust, subject to the supervision of the Trust's Board of Trustees. The Adviser is responsible for (i) the compensation of any of the Trust's trustees, officers and employees who are directors, officers, employees or shareholders of the Adviser, (ii) compensation of the Adviser's personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreement, and
(iii) expenses of printing and distributing each Fund's Prospectus and sales and advertising materials to prospective clients.

--------------------------------------------------------------------------------

                                                         Semi-Annual Report | 45

                                                       June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

For the services provided by the Adviser under the Advisory Agreement, the Adviser receives from each Fund a management fee, computed and accrued daily and paid monthly, equal to 1.50% per annum of each Fund's average daily net assets. The Advisory Agreement requires the Adviser to waive its management fees and, if necessary, reimburse expenses of the Funds to the extent necessary to limit each Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

ADMINISTRATION AGREEMENT

The Trust has entered into a separate contract with the Adviser for the Adviser to provide administrative and supervisory services to each Fund (the Administration Agreement). Under the Administration Agreement, the Adviser oversees the maintenance of all books and records with respect to each Fund's securities transactions and each Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required to be maintained pursuant to the 1940 Act.

Under  the  Administration   Agreement,  the  Adviser  is  responsible  for  the
equipment, staff, office space and facilities necessary to perform its obligations. The Adviser has also assumed responsibility for payment of all of each Fund's operating expenses except for brokerage and commission expenses and any extraordinary and non-recurring expenses.

For the services rendered by the Adviser under the Administration Agreement, the Adviser receives a fee at the annual rate of 0.45% of each Fund's average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

The Adviser has retained Countrywide Fund Services, Inc. (the Transfer Agent) to serve as each Fund's transfer agent, dividend paying agent and shareholder servicing agent, to provide accounting and pricing services to each Fund, and to assist the Adviser in providing executive, administrative and regulatory services to each Fund. The Transfer Agent is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Adviser (not the Funds) pays the Transfer Agent's fees for these services.

4.   Investments in Affiliates and Restricted Securities

Affiliated issuers, as defined by the 1940 Act, are those in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund's investments in affiliates, if any, for the six months ended June 30, 1999 is noted on the following page.

--------------------------------------------------------------------------------

Firsthand

                                                       June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                                        Share Activity
                                    ----------------------------------------------------------       Market
                                    Balance                               Balance     Realized       Value      Acquisition
Affiliate                           12/31/98   Purchases     Sales        6/30/99       Loss        6/30/99         Cost
---------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY VALUE FUND
Celeritek, Inc.                      522,200       --            --       522,200    $       --    $3,263,750    $6,035,926
Endocardial Solutions, Inc.          513,900       --       234,800       279,100       977,572     2,634,006     2,746,878
Radiance Medical Systems, Inc.       554,800       --        69,900       484,900       374,757     1,424,394     4,276,727

MEDICAL SPECIALISTS FUND
Endocardial Solutions, Inc.           13,600       --        13,600            --        41,477            --            --
Radiance Medical Systems, Inc.        15,000       --        15,000            --        39,391            --            --

Restricted securities are securities which have not been registered under the Securities Act of 1933, as amended, and are subject to restrictions on resale. Investments in restricted securities are valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the genreal supervision of the Board of Trustees. As of June 30, 1999, the Techology Value Fund had a 2,040,000 share investment in Stellar Semiconductor Series "B" valued at $2,570,400 (or 0.79% of net assets), which was acquired on November 16, 1998 at a cost of $2,448,000. As of that date the Technology Value Fund also had a 1,200,000 share investment in Stellar Semiconductor Series "C" valued at $1,500,000 (or 0.46% of net assets), which was acquired on June 22, 1999 at a cost of $1,500,000.

--------------------------------------------------------------------------------

                                                         Semi-Annual Report | 47

                                    [PHOTO]

Firsthand

                                [LOGO] Firsthand


This report is provided for the general information of the shareholders of the Firsthand Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus. For more information regarding any of the Funds, including charges and expenses, visit our web site at www.FirsthandFunds.com or call
1.888.884.2675 for a free prospectus.

Please read it carefully before you invest or send money.

                                                                            1999
                                                                             Q2

[LOGO]

               FIRSTHAND FUNDS
               101 Park Center Plaza
               Suite 1300
               San Jose, CA 95113

               INVESTMENT ADVISER
               Interactive Research Advisers, Inc.
               101 Park Center Plaza
               Suite 1300
               San Jose, CA 95113

               TRANSFER AGENT/ADMINISTRATOR
               Countrywide Fund Services, Inc.
               P.O. Box 5354
               Cincinnati, OH 45201
               (Toll-Free) 1-888-884-2675

               DISTRIBUTOR
               CW Fund Distributors, Inc.
               312 Walnut Street, 21st Floor
               Cincinnati, OH 45202


               Firsthand